UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 26, 2008

NL Industries, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-640	13-5267260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Effective May 26, 2008, certain indirect operating subsidiaries of Kronos International, Inc. (“KII”), namely Kronos Titan GmbH, Kronos Europe S.A./N.V., Kronos Titan AS, Kronos Norge AS, Titania AS and Kronos Denmark ApS, entered into the Third Amendment Agreement Relating to a Facility Agreement dated June 25, 2002 (the “Amendment”) with Deutsche Bank AG, as mandated lead arranger, Deutsche Bank Luxembourg S.A., as agent, and the lenders participating in the amended revolving credit facility.  KII is a wholly owned subsidiary of Kronos Worldwide, Inc. (“Kronos Worldwide”).  The registrant directly owns 35.8% of the outstanding shares of common stock, par value $0.01 per share, of Kronos Worldwide, and accounts for its investment in Kronos Worldwide by the equity method of accounting.  The description of the Amendment set forth under Items 1.01 and 2.03 of the Current Report on Form 8-K that Kronos International, Inc. (Commission File No. 333-100047), a wholly owned subsidiary of the registrant, filed with the U.S. Securities and Exchange Commission on May 29, 2008 is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

10.1
Third Amendment Agreement Relating to a Facility Agreement dated June 25, 2002 executed as of May 26, 2008 by and among Deutsche Bank AG, as mandated lead arranger, Deutsche Bank Luxembourg S.A., as agent, the participating lenders, Kronos Titan GmbH, Kronos Europe S.A./N.V, Kronos Titan AS, Kronos Norge AS, Titania AS and Kronos Denmark ApS  (incorporated by reference to Exhibit 10.1 to the Current Report in Form 8-K that Kronos International, Inc. (Commission File No. 333-100047) filed with the U.S. Securities and Exchange Commission on May 29, 2008).  Certain schedules, exhibits, annexes and similar attachments to this Exhibit 10.1 have not been filed; upon request, the registrant will furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted exhibit, annex or attachment.

In the agreement filed as Exhibit 10.1, each party has made certain representations and warranties to the other parties to the agreement that have been negotiated by such parties.  These representations and warranties are made only to and for the benefit of the respective other parties in the context of a business contract, are subject to contractual materiality standards and should not be relied upon by any security holder of the registrant for any purposes, including without limitation the making of an investment decision regarding the registrant’s securities.  Exceptions to such representations and warranties may be partially or fully waived by such parties in their discretion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NL Industries, Inc.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: May 29, 2008	Gregory M. Swalwell, Vice President, Finance and Chief Financial Officer